Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Momenta Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Craig A. Wheeler, President and Chief Executive Officer of the Company, and Richard P. Shea, Senior Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig A. Wheeler
Dated: August 2, 2010	Craig A. Wheeler
President and Chief Executive Officer

/s/ Richard P. Shea
Dated: August 2, 2010	Richard P. Shea
Senior Vice President and Chief Financial Officer